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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 17, 2001



                               USA NETWORKS, INC.
               (Exact name of Registrant as specified in charter)



         Delaware                       0-20570               59-2712887
(State or other jurisdiction     (Commission File          (IRS Employer
of incorporation)                       Number)            Identification No.)



                152 West 57th Street, New York, NY              10019
                (Address of principal executive offices)      (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300

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ITEM 5.           OTHER EVENTS

         USA Networks, Inc. (the "Company") has announced an agreement to contribute its Entertainment Group to a joint venture with Vivendi Universal. Please see the full text of the Company's press release, filed as exhibit 99.1 hereto, which is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (c) Exhibits.

         99.1     Press Release
         99.2     Supplemental Financial Information
         99.3 Presentation Materials, dated December 17, 2001, for use at the Company's conference call with analysts and investors.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             USA NETWORKS, INC.


                                             By: /s/  Julius Genachowski
                                                ------------------------
                                             Name:  Julius Genachowski
                                             Title: Senior Vice President and
                                                    General Counsel

       Date: December 17, 2001




                                  EXHIBIT INDEX

         Exhibit No.                              Description

         99.1             Press Release
         99.2             Supplemental Financial Information
         99.3 Presentation Materials, dated December 17, 2001, for use at the Company's conference call with analysts and investors.